UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2011

BITSTREAM INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-21541	04-2744890
(Commission File Number)	(IRS Employer Identification No.)

500 Nickerson Road, Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 497-6222

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On June 8, 2011, the Annual Meeting of Stockholders of the Company was held at the corporate offices of Bitstream Inc. located at 500 Nickerson Road, Marlborough, Massachusetts 01752.

(b)	George B. Beitzel, Jonathan H. Kagan, Amos Kaminski, Melvin L. Keating, and Raul K. Martynek were elected at the Annual Meeting to serve as directors of the Company.

The following reflects the votes tabulated for the director nominees:

Proposal 1. To elect a board of five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

Nominee	For	Withheld Authority

George B. Beitzel	2,751,945	2,192,456
Jonathan H. Kagan	4,811,999	132,402
Amos Kaminski	2,756,445	2,187,956
Melvin L. Keating	4,812,099	132,302
Raul K. Martynek	4,811,999	132,402

(c)	PricewaterhouseCoopers LLC, was ratified as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2011.

The following reflects the votes tabulated for the ratification of Appointment of Independent Registered Public Accounting Firm:

	For	Against	Abstain
Proposal # 2	8,422,267	283,190	13,230

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITSTREAM INC.

By:	/s/ James P. Dore
James P. Dore
Vice President and Chief Financial Officer

Dated: June 14, 2011